Exhibit 10.3

Supplemental Agreement No. 31

to

Purchase Agreement No. 1977

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of September 15, 2008, (Supplemental Agreement Number 31) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (the Purchase Agreement).  Capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, pursuant to Letter Agreement No. 6-1162-AKP-075 titled Aircraft Purchase Rights and Substitution Rights (the “Rights Letter”), Boeing and Customer have agreed to, among other things, the treatment of aircraft Purchase Rights;

WHEREAS, pursuant to Purchase Agreement No. 1977 Supplement Agreement No. 19 (“SA 19”), Boeing and Customer have agreed to, among other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, pursuant to Letter Agreement No. 6-1162-LAJ-936 titled Special Matters for Model 737, 757, 767 and 777 Aircraft (“Special Matters Letter”), Boeing and Customer have agreed to, among other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

P.A. No. 1977                                                          SA-31
AAL
BOEING PROPRIETARY

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to reflect the following:

1)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

2)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

3)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

4)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.
The table of contents is removed in its entirety and replaced with the new table of contents, attached hereto, to add [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

2.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.
Upon execution of Supplemental Agreement No. 31[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and as Supplemental Agreement No. 31 succeeds Supplemental Agreement No. 30, with regard to the matters set forth herein, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 1977                                                          SA-31
AAL
BOEING PROPRIETARY

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect.  In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                                                                     AMERICAN AIRLINES, INC.

By:                                               By:

Its: Attorney-In-Fact	Its: VP Corporate Development and Treasurer

P.A. No. 1977                                                          SA-31
AAL
BOEING PROPRIETARY

TABLE OF CONTENTS

 SA
ARTICLES NUMBER

1.                   Quantity, Model and Description                                                                                              SA21

2.                   Delivery Schedule

3.                   Price

4.                   Payment

5.                   Miscellaneous

TABLE

1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA29

1A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA30

1B	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA30

1C	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA30

EXHIBITS

A.	Aircraft Configuration

   A1                      Aircraft Configuration SA28

B.                   Aircraft Delivery Requirements and Responsibilities

C.                   Defined Terms

SUPPLEMENTAL EXHIBITS

   AE1                                                                                                                             Escalation Adjustment Airframe and Optional FeaturesSA20

BFE1                                                                                                                          BFE VariablesSA30

CS1 Customer Support Variables

SLP1                   Service Life Policy Components

EE1 Engine Escalation, Engine Warranty and Patent Indemnity

PA No. 1977                                                                 SA31

LETTER AGREEMENTS

6-1162-AKP-070                                   Miscellaneous Commitments for Model 737, 757,
767 and 777 Aircraft

6-1162-AKP-071                                   Purchase Obligations

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-074R2                                   Business Considerations

6-1162-AKP-075                                   Aircraft Purchase Rights and Substitution Rights
- Attachment A
- Attachment B SA30
- Attachment C SA30

6-1162-AKP-076                                   Aircraft Performance Guarantees

6-1162-AKP-077                                   Spares Matters

6-1162-AKP-078                                   Model 737 Miscellaneous Commitments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-080                                   Installation of Cabin Systems Equipment

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-082                                   Confidentiality

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-117                                   Delivery Schedule

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]SA28

6-1162-CLO-1038                                   Advance Payments and Permitted Transactions                                                                                   SA31

PA No. 1977                                                                SA31

6-1162-CLO-1038

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:                      Advance Payments and Permitted Transactions

Reference:	Purchase Agreement No. 1977 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Advance Payments for Aircraft.

Notwithstanding Article 4.2 and Tables 1A, 1B, and 1C of the Purchase Agreement, which set forth Boeing’s standard [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), Boeing and Customer agree that the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], is hereby amended as follows:

1.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

1.2.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]h.

1.2.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.           Permitted Transactions

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(ii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(iii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(iv)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

(v)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

For avoidance of doubt, nothing within this Letter Agreement is intended to, nor shall it, derogate the rights and obligations of Boeing and Customer with regard to the financing of aircraft at or following delivery in accordance with Article 9.2 of the AGTA.

3.           Attachments

Attached to this Letter Agreement are advance payment status reports for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  For each month, the advance payment status report shows the amount paid on each firm Aircraft including the affect of the reallocations set forth in Paragraphs 1.2.1, 1.2.2, and 1.2.3 as of that month.

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

4.            Confidential Treatment.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-CLO-1038

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY

P.A. No. 1977
Advance Payments and Permitted Transactions
BOEING PROPRIETARY